SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 12, 2004
                                                         ----------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Kansas                       0-28936                 48-1008593
       ------                       -------                 ----------
      (State of             (Commission File Number)     (I.R.S. Employer
    Incorporation)                                    Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                (913) 451-8050
                                --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 8.01  Other Events

      On October 12, 2004, Gold Banc Corporation, Inc. issued a press release responding to the October 12, 2004 press release of Silver Acquisition Corp. regarding Gold Banc's termination of the merger agreement between the two companies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

99.1            Press Release, dated October 12, 2004


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: October 13, 2004
                               By   /s/ Rick J. Tremblay
                                 -----------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer